Exhibit 99.1
For Immediate Release
For more information:
Rex S. Schuette
Chief Financial Officer
(706) 781-2266
Rex_Schuette@ucbi.com
UNITED COMMUNITY BANKS, INC. ANNOUNCES
RESULTS FOR FOURTH QUARTER 2008
BLAIRSVILLE, GA — January 23, 2009 — United Community Banks, Inc. (NASDAQ: UCBI) today announced a net loss of $46.7 million, or 99 cents per diluted share, for the fourth quarter of 2008, compared to net income of $4.2 million, or 9 cents per diluted share, for the same time last year. For the year 2008, the company had a net loss of $63.5 million, or $1.35 per diluted share, compared to net income of $58.0 million, or $1.24 per diluted share, for 2007.
“Challenges in the housing market, particularly in Atlanta, continued to have a significant impact on our loan portfolio and earnings in the fourth quarter,” said Jimmy Tallent, president and chief executive officer. “We saw a rise in the level of classified and non-performing assets and further deterioration in property valuations. While we remain committed to moving through this down cycle as quickly as possible, it is clearly a very difficult environment.”
For the fourth quarter of 2008, loans were $5.7 billion, down $224 million from a year ago and down $125 million on a linked-quarter basis, reflecting the company’s continuing efforts to reduce exposure to the residential construction and housing markets. At December 31, 2008, residential construction loans were $1.5 billion, or 26 percent of total loans, a decrease of $350 million from a year ago and $117 million from the third quarter.
Taxable equivalent net interest revenue of $51.9 million reflected a decrease of $6.9 million from the third quarter of 2008 and $17.9 million from the fourth quarter of 2007. Taxable equivalent net interest margin was 2.70 percent compared with 3.17 percent for the third quarter of 2008 and 3.73 percent for the fourth quarter of 2007.

“Margin compression was primarily driven by actions taken late in the third quarter and early in the fourth quarter to build liquidity in a very fragile banking environment,” stated Tallent. “Banks were not lending to other banks and consumers were concerned about bank failures and FDIC insurance levels on their deposits. About two-thirds of the margin compression was due to our aggressive actions to build liquidity and the remaining third was due to the higher level of non-performing assets and the steep decline in the targeted federal funds rate impacting our asset sensitive balance sheet,” added Tallent.
“With liquidity improving late in the quarter we are letting brokered deposits run-off,” stated Tallent. Also, we have lowered our deposit pricing and widened the credit spreads on our prime based loans. With the actions we have taken and liquidity remaining stable, we expect a measurable improvement in our margin, approaching 3 percent by the end of the first quarter of 2009.”
The fourth quarter provision for loan losses was $85.0 million. Net charge-offs for the quarter were $74.0 million compared with $55.7 million for the third quarter of 2008. At quarter-end, non-performing assets totaled $250.5 million compared with $177.7 million at September 30, 2008. The ratio of non-performing assets to total assets at year-end and at the end of the third quarter was 2.94 percent and 2.20 percent, respectively.
“The down economic cycle continued to impact our credit quality, particularly within the Atlanta residential construction portfolio,” stated Tallent. “The rise in non-performing assets was primarily the result of continued deterioration in the Atlanta housing market and softened demand from buyers, given the deterioration of pricing and valuations. The environment is not getting better. Despite this, our strategy will be the same to recognize and move troubled assets through our process as quickly as possible. We expect to see the challenges continue in the quarters ahead and charge-offs to be elevated over historical levels as we work through our problem credits. But at all times, we will make the best economic decision for our company.”

Fee revenue of $10.7 million reflected a decrease of $5.4 million from the fourth quarter of 2007. Service charges and fees on deposit accounts of $7.7 million decreased $608,000 due to lower activity and transaction charges. Consulting fees were down $1.3 million from last year primarily due to the advisory consulting services’ assistance in United’s corporate-wide initiative to improve profitability and weakness in the financial services industry that affected sales efforts and delayed consulting contracts. The advisory consulting services were performed by a wholly-owned subsidiary and, therefore, eliminated from the consolidated fee revenue. “Late in the fourth quarter, we took an opportunity to lower funding costs by prepaying higher-rate Federal Home Loan Bank advances,” stated Tallent. “Securities gains of $838,000 partially offset $2.7 million in charges from the prepayment of the advances.” Other fee revenue of $1.4 million declined $684,000 due to lower earnings on bank-owned life insurance assets.
Operating expenses of $52.4 million reflected an increase of $3.1 million from the fourth quarter of 2007. This increase was primarily due to higher foreclosed property costs of $1.4 million and an increase in foreclosure-related professional legal fees of $504,000 and the FDIC increasing insurance premiums by $879,000. Salaries and employee benefit costs of $24.4 million declined $2.7 million from last year due to lower incentive compensation. This decrease was offset by an increase in other expenses of $3.1 million, including a $2.4 million accrual for contested costs on bank-owned life insurance assets and losses on deferred compensation assets of $700,000.
United continues to maintain a very strong capital position, which was bolstered by the completion of the sale on December 5, 2008 of $180 million in preferred stock and warrants to the U.S. Treasury through its Capital Purchase Program. In addition, the company privately placed $13 million of trust preferred securities on October 31, 2008. At December 31, 2008, the company’s capital ratios were as follows: Tier I Risk-Based Capital of 11.2 percent; Leverage of 8.3 percent; and Total Risk-Based of 13.9 percent. Also, the average tangible equity-to-assets ratio was 6.6 percent and the average tangible common equity-to-assets ratio was 6.2 percent.
“We remain firmly committed to a strategy of aggressive disposition of problem credits, as we believe moving through this credit cycle as quickly as possible is the best course of action,” Tallent said. “Our strong capital position enables us to absorb losses without impairing the company’s financial soundness.”

“In the coming year, we will be intently focused on working through this credit cycle, improving our margin, growing core deposits and reducing expenses,” Tallent concluded.
Conference Call
United Community Banks will hold a conference call today, Friday, January 23, 2009, at 11 a.m. ET to discuss the contents of this news release and to share business highlights for the quarter. The telephone number for the conference call is (877) 723-9518 and the pass code is “UCBI.” The conference call will also be available by web cast within the Investor Relations section of the company’s web site at www.ucbi.com.
About United Community Banks, Inc.
Headquartered in Blairsville, United Community Banks is the third-largest bank holding company in Georgia. United Community Banks has assets of $8.5 billion and operates 27 community banks with 107 banking offices located throughout north Georgia, the Atlanta region, coastal Georgia, western North Carolina and east Tennessee. The company specializes in providing personalized community banking services to individuals and small to mid-size businesses. United Community Banks also offers the convenience of 24-hour access through a network of ATMs, telephone and on-line banking. United Community Banks common stock is listed on the Nasdaq Global Select Market under the symbol UCBI. Additional information may be found at the company’s web site at www.ucbi.com.
Safe Harbor
This news release contains forward-looking statements, as defined by Federal Securities Laws, including statements about financial outlook and business environment. These statements are provided to assist in the understanding of future financial performance and such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of some factors that may cause such forward-looking statements to differ materially from actual results, please refer to the section entitled “Forward-Looking Statements” on page 4 of United Community Banks, Inc.’s annual report filed on Form 10-K with the Securities and Exchange Commission.
# # #

(Tables Follow)

UNITED COMMUNITY BANKS, INC.
Financial Highlights
Selected Financial Information

						Fourth
	2008				2007	Quarter	For the Twelve		YTD
(in thousands, except per share	Fourth	Third	Second	First	Fourth	2008-2007	Months Ended		2008-2007
data; taxable equivalent)	Quarter	Quarter	Quarter	Quarter	Quarter	Change	2008	2007	Change
INCOME SUMMARY
Net interest revenue	51,873	58,791	61,753	66,287	69,730	(26)%	238,704	274,483	(13)%
Provision for loan losses (1)	85,000	76,000	15,500	7,500	26,500		184,000	37,600
Fee revenue	10,718	13,121	15,105	14,197	16,100	(33)	53,141	62,651	(15)

Total operating revenue	(22,409)	(4,088)	61,358	72,984	59,330	(138)	107,845	299,534	(64)
Operating expenses	52,439	56,970	49,761	47,529	49,336	6	206,699	190,061	9

(Loss) income before taxes	(74,848)	(61,058)	11,597	25,455	9,994	NM	(98,854)	109,473	NM
Income tax expense (benefit)	(28,101)	(21,184)	4,504	9,377	3,960		(35,404)	40,482

Net operating (loss) income	(46,747)	(39,874)	7,093	16,078	6,034	NM	(63,450)	68,991	NM
Fraud loss provision, net of tax (1)	—	—	—	—	1,833		—	10,998

Net (loss) income	(46,747)	(39,874)	7,093	16,078	4,201	NM	(63,450)	57,993	NM
Preferred stock dividends	712	4	4	4	4		724	18

Net (loss) income available to common shareholders	$(47,459)	$(39,878)	$7,089	$16,074	$4,197	NM	$(64,174)	$57,975	NM

OPERATING PERFORMANCE (1)
Earnings (loss) per common share:
Basic	$(.99)	$(.84)	$.15	$.34	$.13	NM	$(1.35)	$1.50	NM
Diluted	(.99)	(.84)	.15	.34	.13	NM	(1.35)	1.48	NM
Return on tangible equity (2)(3)(4)	NM %	NM %	5.86%	13.16%	5.06%		(12.37)%	14.23%
Return on assets (4)	NM	NM	.34	.78	.29		(.76)	.89

GAAP PERFORMANCE MEASURES
Per common share:
Basic earnings (loss)	$(.99)	$(.84)	$.15	$.34	$.09	NM	$(1.35)	$1.26	NM
Diluted earnings (loss)	(.99)	(.84)	.15	.34	.09	NM	(1.35)	1.24	NM
Cash dividends declared	—	—	.09	.09	.09	NM	.18	.36	(50)
Stock dividends declared	.09	.09	—	—	—	NM	.18	—	100
Book value	16.95	17.12	17.75	18.50	17.70	(4)	16.95	17.70	(4)
Tangible book value (3)	10.39	10.48	11.03	11.76	10.92	(5)	10.39	10.92	(5)

Key performance ratios:
Return on equity (2)(4)	NM %	NM %	3.41%	7.85%	2.01%		(7.82)%	7.79%
Return on assets	(2.20)	(1.95)	.34	.78	.20		(.76)	.75
Net interest margin (4)	2.70	3.17	3.32	3.55	3.73		3.18	3.88
Efficiency ratio	81.34	79.35	65.05	59.05	57.67		70.49	56.53
Cash dividend payout ratio	—	—	60.00	26.47	100.00		(13.33)	28.57
Equity to assets	10.08	10.28	10.33	10.30	10.20		10.25	9.61
Tangible equity to assets (3)	6.59	6.65	6.77	6.73	6.58		6.69	6.63
Tangible common equity to assets (3)	6.23	6.65	6.77	6.73	6.58		6.59	6.63

ASSET QUALITY
Allowance for loan losses	$122,271	$111,299	$91,035	$89,848	$89,423		$122,271	$89,423
Net charge-offs (1)	74,028	55,736	14,313	7,075	13,012		151,152	21,834
Non-performing loans (NPLs)	190,723	139,266	123,786	67,728	28,219		190,723	28,219
OREO	59,768	38,438	28,378	22,136	18,039		59,768	18,039

Total non-performing assets (NPAs)	250,491	177,704	152,164	89,864	46,258		250,491	46,258
Allowance for loan losses to loans (1)	2.14%	1.91%	1.53%	1.51%	1.51%		2.14%	1.51%
Net charge-offs to average loans (1)(4)	5.09	3.77	.97	.48	.87		2.57	.38
NPAs to loans and OREO	4.35	3.03	2.55	1.50	.78		4.35	.78
NPAs to total assets	2.94	2.20	1.84	1.07	.56		2.94	.56

AVERAGE BALANCES
Loans	$5,784,139	$5,889,168	$5,933,143	$5,958,296	$5,940,230	(3)	$5,890,889	$5,734,608	3
Investment securities	1,508,808	1,454,740	1,507,240	1,485,515	1,404,796	7	1,489,036	1,277,935	17
Earning assets	7,662,536	7,384,287	7,478,018	7,491,480	7,424,992	3	7,504,186	7,070,900	6
Total assets	8,449,097	8,146,880	8,295,748	8,305,621	8,210,120	3	8,299,330	7,730,530	7
Deposits	6,982,229	6,597,339	6,461,361	6,051,069	6,151,476	14	6,524,457	6,028,625	8
Shareholders’ equity	851,956	837,487	856,727	855,659	837,195	2	850,426	742,771	14
Common shares — basic	47,844	47,417	47,158	47,052	47,273		47,369	45,948
Common shares — diluted	47,844	47,417	47,249	47,272	47,652		47,369	46,593

AT PERIOD END
Loans	$5,704,861	$5,829,937	$5,933,141	$5,967,839	$5,929,263	(4)	$5,704,861	$5,929,263	(4)
Investment securities	1,617,187	1,400,827	1,430,588	1,508,402	1,356,846	19	1,617,187	1,356,846	19
Total assets	8,520,765	8,072,543	8,264,051	8,386,255	8,207,302	4	8,520,765	8,207,302	4
Deposits	7,003,624	6,689,335	6,696,456	6,175,769	6,075,951	15	7,003,624	6,075,951	15
Shareholders’ equity	989,382	816,880	837,890	871,452	831,902	19	989,382	831,902	19
Common shares outstanding	48,009	47,596	47,096	47,004	46,903		48,009	46,903

(1)
Excludes effect of special $15 million fraud related provision for loan losses recorded in the second quarter of 2007, an additional $3 million provision in the fourth quarter of 2007, and $18 million of related loan charge-offs recorded in the fourth quarter of 2007 which were all related to a failed real estate development and are considered non-recurring.

(2)	Net income available to common shareholders, which excludes preferred stock dividends, divided by average realized common equity, which excludes accumulated other comprehensive income (loss).

(3)	Excludes effect of acquisition related intangibles and associated amortization.

(4)	Annualized.

NM	— Not meaningful.

UNITED COMMUNITY BANKS, INC.
Selected Financial Information
For the Years Ended December 31,

(in thousands, except per share data;							5 Year
taxable equivalent)	2008	2007	2006	2005	2004	2003	CAGR(4)
INCOME SUMMARY
Net interest revenue	238,704	274,483	237,880	196,799	152,998	128,089	13%
Provision for loan losses	184,000	37,600	14,600	12,100	7,600	6,300
Fee revenue	53,141	62,651	49,095	46,148	39,539	38,184	7

Total revenue	107,845	299,534	272,375	230,847	184,937	159,973	(8)
Operating expenses (1)	206,699	190,061	162,070	140,808	110,974	97,251	16

(Loss) income before taxes	(98,854)	109,473	110,305	90,039	73,963	62,722	NM
Income taxes	(35,404)	40,482	41,490	33,297	26,807	23,247

Net operating (loss) income	(63,450)	68,991	68,815	56,742	47,156	39,475	NM
Fraud loss provision, net of tax	—	10,998	—	—	—	—
Merger-related charges, net of tax	—	—	—	—	565	1,357

Net (loss) income	(63,450)	57,993	68,815	56,742	46,591	38,118	NM
Preferred stock dividends	724	18	19	23	9	66

Net (loss) income available to common shareholders	$(64,174)	$57,975	$68,796	$56,719	$46,582	$38,052	NM

OPERATING PERFORMANCE (1)
Earnings (loss) per common share:
Basic	$(1.35)	$1.50	$1.70	$1.47	$1.31	$1.15	NM
Diluted	(1.35)	1.48	1.66	1.43	1.27	1.12	NM
Return on tangible equity (2)(3)	(12.37)%	14.23%	17.52%	18.99%	19.74%	19.24%
Return on assets	(.76)	.89	1.09	1.04	1.07	1.06
Efficiency ratio	70.49	56.53	56.35	57.77	57.65	58.39
Cash dividend payout ratio	(13.33)	24.00	18.82	19.05	18.32	17.39

GAAP PERFORMANCE
Per common share:
Basic earnings (loss)	$(1.35)	$1.26	$1.70	$1.47	$1.29	$1.11	NM
Diluted earnings (loss)	(1.35)	1.24	1.66	1.43	1.25	1.08	NM
Cash dividends declared (rounded)	.18	.36	.32	.28	.24	.20	(2)
Stock dividends declared	.18	—	—	—	—	—	NM
Book value	16.95	17.73	14.37	11.80	10.39	8.47	15
Tangible book value (3)	10.39	10.94	10.57	8.94	7.34	6.52	10

Key performance ratios:
Return on equity (2)	(7.82)%	7.79%	13.28%	13.46%	14.39%	14.79%
Return on assets	(.76)	.75	1.09	1.04	1.05	1.02
Net interest margin	3.18	3.88	4.05	3.85	3.71	3.68
Cash dividend payout ratio	(13.33)	28.57	18.82	19.05	18.60	18.02
Equity to assets	10.25	9.61	8.06	7.63	7.45	7.21
Tangible equity to assets (3)	6.69	6.63	6.32	5.64	5.78	6.02
Tangible common equity to assets (3)	6.59	6.63	6.32	5.64	5.78	6.03

ASSET QUALITY
Allowance for loan losses	$122,271	$89,423	$66,566	$53,595	$47,196	$38,655
Net charge-offs (1)	151,152	21,834	5,524	5,701	3,617	4,097
Non-performing loans (NPLs)	190,723	28,219	12,458	11,997	8,031	6,627
OREO	59,768	18,039	1,196	998	694	962

Total non-performing assets (NPAs)	250,491	46,258	13,654	12,995	8,725	7,589
Allowance for loan losses to loans (1)	2.14%	1.51%	1.24%	1.22%	1.26%	1.28%
Net charge-offs to average loans (1)	2.57	.38	.12	.14	.11	.15
NPAs to loans and OREO	4.35	.78	.25	.30	.23	.25
NPAs to total assets	2.94	.56	.19	.22	.17	.19

AVERAGE BALANCES
Loans	$5,890,889	$5,734,608	$4,800,981	$4,061,091	$3,322,916	$2,753,451	16
Investment securities	1,489,036	1,277,935	1,041,897	989,201	734,577	667,211	17
Earning assets	7,504,186	7,070,900	5,877,483	5,109,053	4,119,327	3,476,030	17
Total assets	8,299,330	7,730,530	6,287,148	5,472,200	4,416,835	3,721,284	17
Deposits	6,524,457	6,028,625	5,017,435	4,003,084	3,247,612	2,743,087	19
Shareholders’ equity	850,426	742,771	506,946	417,309	329,225	268,446	26
Common shares — Basic	47,369	45,948	40,413	38,477	36,071	34,132	7
Common shares — Diluted	47,369	46,593	41,575	39,721	37,273	35,252	6

AT YEAR END
Loans	$5,704,861	$5,929,263	$5,376,538	$4,398,286	$3,734,905	$3,015,997	14
Investment securities	1,617,187	1,356,846	1,107,153	990,687	879,978	659,891	20
Total assets	8,520,765	8,207,302	7,101,249	5,865,756	5,087,702	4,068,834	16
Deposits	7,003,624	6,075,951	5,772,886	4,477,600	3,680,516	2,857,449	20
Shareholders’ equity	989,382	831,902	616,767	472,686	397,088	299,373	27
Common shares outstanding	48,009	46,903	42,891	40,020	38,168	35,289	6

(1)
Excludes pre-tax provision for fraud-related loan losses and related charge-offs of $18 million, or $.24 per diluted common share, recorded in 2007 and pre-tax merger-related charges totaling $.9 million, or $.02 per diluted common share, recorded in 2004 and $2.1 million, or $.04 per diluted common share, recorded in 2003.

(2)	Net income available to common stockholders, which excludes preferred stock dividends, divided by average realized common equity which excludes accumulated other comprehensive income (loss).

(3)	Excludes effect of acquisition related intangibles and associated amortization.

(4)	Compound annual growth rate.

NM	— Not meaningful.

UNITED COMMUNITY BANKS, INC.
Financial Highlights
Loan Portfolio Composition at Period-End

	2008				2007	Linked	Year over
	Fourth	Third	Second	First	Fourth	Quarter	Year
(in millions)	Quarter	Quarter	Quarter	Quarter	Quarter	Change(1)	Change
LOANS BY CATEGORY
Commercial (sec. by RE)	$1,627	$1,604	$1,584	$1,526	$1,476	6%	10%
Commercial construction	500	509	522	548	527	(7)	(5)
Commercial & industrial	410	425	417	437	418	(14)	(2)

Total commercial	2,537	2,538	2,523	2,511	2,421	—	5
Residential construction	1,479	1,596	1,745	1,791	1,829	(29)	(19)
Residential mortgage	1,526	1,528	1,494	1,491	1,502	(1)	2
Consumer / installment	163	168	171	175	177	(12)	(8)

Total loans	$5,705	$5,830	$5,933	$5,968	$5,929	(9)	(4)

LOANS BY MARKET
Atlanta MSA	$1,706	$1,800	$1,934	$1,978	$2,002	(21)%	(15)%
Gainesville MSA	420	426	422	415	400	(6)	5
North Georgia	2,040	2,066	2,065	2,071	2,060	(5)	(1)
Western North Carolina	810	815	819	816	806	(2)	—
Coastal Georgia	464	458	436	439	416	5	12
East Tennessee	265	265	257	249	245	—	8

Total loans	$5,705	$5,830	$5,933	$5,968	$5,929	(9)	(4)

RESIDENTIAL CONSTRUCTION
Dirt loans
Acquisition & development	$484	$516	$569	$583	$592	(25)%	(18)%
Land loans	153	142	139	130	126	31	21
Lot loans	358	385	401	406	407	(28)	(12)

Total	995	1,043	1,109	1,119	1,125	(18)	(12)

House loans
Spec	347	393	450	460	473	(47)%	(27)%
Sold	137	160	186	212	231	(58)	(41)

Total	484	553	636	672	704	(50)	(31)

Total residential construction	$1,479	$1,596	$1,745	$1,791	$1,829	(29)	(19)

RESIDENTIAL CONSTRUCTION — ATLANTA MSA
Dirt loans
Acquisition & development	$167	$185	$232	$252	$258	(39)%	(35)%
Land loans	56	47	50	50	52	77	8
Lot loans	86	103	117	117	117	(66)	(26)

Total	309	335	399	419	427	(31)	(28)

House loans
Spec	189	227	271	271	280	(67)%	(33)%
Sold	40	49	58	71	77	(73)	(48)

Total	229	276	329	342	357	(68)	(36)

Total residential construction	$538	$611	$728	$761	$784	(48)	(31)

(1)	Annualized.

UNITED COMMUNITY BANKS, INC.
Financial Highlights
Loan Portfolio Composition at Year-End

(in millions)	2008	2007	2006	2005	2004	2003
LOANS BY CATEGORY
Commercial (sec. by RE)	$1,627	$1,476	$1,230	$1,055	$966	$777
Commercial construction	500	527	470	358	239	164
Commercial & industrial	410	418	296	237	212	190

Total commercial	2,537	2,421	1,996	1,650	1,417	1,131
Residential construction	1,479	1,829	1,864	1,381	1,066	763
Residential mortgage	1,526	1,502	1,338	1,206	1,102	982
Consumer / installment	163	177	179	161	150	140

Total loans	$5,705	$5,929	$5,377	$4,398	$3,735	$3,016

LOANS BY MARKET
Atlanta MSA	$1,706	$2,002	$1,651	$1,207	$1,061	$662
Gainesville MSA	420	400	354	249	—	—
North Georgia	2,040	2,060	2,034	1,790	1,627	1,481
Western North Carolina	810	806	773	668	633	548
Coastal Georgia	464	415	358	306	274	222
East Tennessee	265	246	207	178	140	103

Total loans	$5,705	$5,929	$5,377	$4,398	$3,735	$3,016

UNITED COMMUNITY BANKS, INC.
Financial Highlights
Credit Quality

	Fourth Quarter 2008			Third Quarter 2008			Second Quarter 2008
	Nonaccrual		Total	Nonaccrual		Total	Nonaccrual		Total
(in thousands)	Loans	OREO	NPAs	Loans	OREO	NPAs	Loans	OREO	NPAs
NPAs BY CATEGORY
Commercial (sec. by RE)	$15,188	$2,427	$17,615	$9,961	$854	$10,815	$4,610	$593	$5,203
Commercial construction	1,513	2,333	3,846	2,924	375	3,299	3,027	1,859	4,886
Commercial & industrial	1,920	—	1,920	1,556	—	1,556	2,950	—	2,950

Total commercial	18,621	4,760	23,381	14,441	1,229	15,670	10,587	2,452	13,039
Residential construction	144,836	48,572	193,408	102,095	32,453	134,548	90,283	22,075	112,358
Residential mortgage	25,574	6,436	32,010	21,335	4,756	26,091	21,792	3,851	25,643
Consumer / installment	1,692	—	1,692	1,395	—	1,395	1,124	—	1,124

Total NPAs	$190,723	$59,768	$250,491	$139,266	$38,438	$177,704	$123,786	$28,378	$152,164

NPAs BY MARKET
Atlanta MSA	$105,476	$42,336	$147,812	$80,805	$27,011	$107,816	$89,327	$15,196	$104,523
Gainesville MSA	16,208	1,110	17,318	15,105	648	15,753	4,885	12	4,897
North Georgia	31,631	12,785	44,416	20,812	8,337	29,149	16,117	8,277	24,394
Western North Carolina	18,509	2,986	21,495	13,432	1,509	14,941	9,838	990	10,828
Coastal Georgia	11,863	138	12,001	3,682	601	4,283	1,575	3,871	5,446
East Tennessee	7,036	413	7,449	5,430	332	5,762	2,044	32	2,076

Total NPAs	$190,723	$59,768	$250,491	$139,266	$38,438	$177,704	$123,786	$28,378	$152,164

	Fourth Quarter 2008		Third Quarter 2008		Second Quarter 2008
		Net Charge-		Net Charge-		Net Charge-
		Offs to		Offs to		Offs to
	Net	Average	Net	Average	Net	Average
(in thousands)	Charge-Offs	Loans(1)	Charge-Offs	Loans(1)	Charge-Offs	Loans(1)
NET CHARGE-OFFS BY CATEGORY
Commercial (sec. by RE)	$4,460	1.10%	$257	.06%	$424	.11%
Commercial construction	1,442	1.14	225	.17	125	.09
Commercial & industrial	3,416	3.24	1,018	.96	398	.38

Total commercial	9,318	1.46	1,500	.24	947	.15
Residential construction	57,882	14.93	50,228	11.94	10,343	2.36
Residential mortgage	5,852	1.52	3,332	.88	2,576	.70
Consumer / installment	976	2.34	676	1.58	447	1.05

Total	$74,028	5.09	$55,736	3.77	$14,313	.97

NET CHARGE-OFFS BY MARKET
Atlanta MSA	$49,309	10.80%	$48,313	10.08%	$10,682	2.22%
Gainesville MSA	7,994	8.60	1,470	1.49	360	.34
North Georgia	9,872	1.91	4,567	.88	1,829	.36
Western North Carolina	2,371	1.16	855	.42	279	.14
Coastal Georgia	3,150	2.70	249	.22	980	.90
East Tennessee	1,332	2.02	282	.43	183	.29

Total	$74,028	5.09	$55,736	3.77	$14,313	.97

(1)	Annualized.

UNITED COMMUNITY BANKS, INC.
Operating Earnings to GAAP Earnings Reconciliation — Presented Only For Periods Where Non-GAAP
Earnings Measures Are Shown

	2008				2007
	Fourth	Third	Second	First	Fourth	Years Ended December 31,
(in thousands, except per share data)	Quarter	Quarter	Quarter	Quarter	Quarter	2008	2007	2004	2003

Special provision for fraud related loan losses	$—	$—	$—	$—	$3,000	$—	$18,000	$—	$—

Merger-related charges included in expenses:
Salaries and employee benefits — severance and related costs	—	—	—	—	—	—	—	203	135
Professional fees	—	—	—	—	—	—	—	407	885
Contract termination costs	—	—	—	—	—	—	—	119	566
Other merger-related expenses	—	—	—	—	—	—	—	141	502

Total merger-related charges	—	—	—	—	—	—	—	870	2,088

Pre-tax earnings impact of non-operating charges	—	—	—	—	3,000	—	18,000	870	2,088
Income tax effect of special provision	—	—	—	—	1,167	—	7,002	305	731

After-tax effect of special provision	$—	$—	$—	$—	$1,833	$—	$10,998	$565	$1,357

Net Income (Loss) Reconciliation
Operating net income (loss)	$(46,747)	$(39,874)	$7,093	$16,078	$6,034	$(63,450)	$68,991	$47,156	$39,475
After-tax effect of special provision and merger-related charges	—	—	—	—	(1,833)	—	(10,998)	(119)	(566)

Net income (loss) (GAAP)	$(46,747)	$(39,874)	$7,093	$16,078	$4,201	$(63,450)	$57,993	$47,037	$38,909

Basic Earnings (Loss) Per Share Reconciliation
Basic operating earnings (loss) per share	$(.99)	$(.84)	$.15	$.34	$.13	$(1.35)	$1.50	$1.31	$1.15
Per share effect of special provision and merger-related charges	—	—	—	—	(.04)	—	(.24)	(.02)	(.04)

Basic earnings (loss) per share (GAAP)	$(.99)	$(.84)	$.15	$.34	$.09	$(1.35)	$1.26	$1.29	$1.11

Diluted Earnings (Loss) Per Share Reconciliation
Diluted operating earnings (loss) per share	$(.99)	$(.84)	$.15	$.34	$.13	$(1.35)	$1.48	$1.27	$1.12
Per share effect of special provision and merger-related charges	—	—	—	—	(.04)	—	(.24)	(.02)	(.04)

Diluted earnings (loss) per share (GAAP)	$(.99)	$(.84)	$.15	$.34	$.09	$(1.35)	$1.24	$1.25	$1.08

Provision for Loan Losses Reconciliation
Operating provision for loan losses	$85,000	$76,000	$15,500	$7,500	$26,500	$184,000	$37,600	$7,600	$6,300
Special provision for fraud related loan losses	—	—	—	—	3,000	—	18,000	—	—

Provision for loan losses (GAAP)	$85,000	$76,000	$15,500	$7,500	$29,500	$184,000	$55,600	$7,600	$6,300

Nonperforming Assets Reconciliation
Nonperforming assets excluding fraud-related assets	$247,719	$174,227	$148,219	$85,182	$40,956	$247,719	$40,956	$8,725	$7,589
Fraud-related loans and OREO included in nonperforming assets	2,772	3,477	3,945	4,682	5,302	2,772	5,302	—	—

Nonperforming assets (GAAP)	$250,491	$177,704	$152,164	$89,864	$46,258	$250,491	$46,258	$8,725	$7,589

Allowance for Loan Losses Reconciliation
Allowance for loan losses excluding special fraud-related allowance	$122,271	$111,299	$91,035	$89,848	$89,423	$122,271	$89,423	$47,196	$38,655
Fraud-related allowance for loan losses	—	—	—	—	—	—	—	—	—

Allowance for loan losses (GAAP)	$122,271	$111,299	$91,035	$89,848	$89,423	$122,271	$89,423	$47,196	$38,655

Net Charge Offs Reconciliation
Net charge offs excluding charge off of fraud-related loans	$74,028	$55,736	$14,313	$7,075	$13,012	$151,152	$21,834	$3,617	$4,097
Fraud-related loans charged off	—	—	—	—	18,000	—	18,000	—	—

Net charge offs (GAAP)	$74,028	$55,736	$14,313	$7,075	$31,012	$151,152	$39,834	$3,617	$4,097

Allowance for Loan Losses to Loans Ratio Reconciliation
Allowance for loan losses to loans ratio excluding fraud-related allowance	2.14%	1.91%	1.53%	1.51%	1.51%	2.14%	1.51%	1.26%	1.28%
Portion of allowance assigned to fraud-related loans	—	—	—	—	—	—	—	—	—

Allowance for loan losses to loans ratio (GAAP)	2.14%	1.91%	1.53%	1.51%	1.51%	2.14%	1.51%	1.26%	1.28%

Nonperforming Assets to Total Assets Ratio Reconciliation
Nonperforming assets to total assets ratio excluding fraud-related assets	2.91%	2.16%	1.79%	1.02%	.50%	2.91%	.50%	.17%	.19%
Fraud-related nonperforming assets	.03	.04	.05	.05	.06	.03	.06	—	—

Nonperforming assets to total assets ratio (GAAP)	2.94%	2.20%	1.84%	1.07%	.56%	2.94%	.56%	.17%	.19%

Net Charge Offs to Average Loans Ratio Reconciliation
Net charge offs to average loans ratio excluding fraud-related loans	5.09%	3.77%	.97%	.48%	.87%	2.57%	.38%	.11%	.15%
Charge offs of fraud-related loans	—	—	—	—	1.20	—	.31	—	—

Net charge offs to average loans ratio (GAAP)	5.09%	3.77%	.97%	.48%	2.07%	2.57%	.69%	.11%	.15%

Operating Expenses Reconciliation
Operating expenses (operating basis)	$52,439	$56,970	$47,961	$47,529	$49,336	$206,699	$190,061	$110,974	$97,251
Merger-related charges	—	—	—	—	—	—	—	870	2,088

Operating expenses (GAAP)	$52,439	$56,970	$47,961	$47,529	$49,336	$206,699	$190,061	$111,844	$99,339

UNITED COMMUNITY BANKS, INC.
Consolidated Statement of Income (Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(in thousands, except per share data)	2008	2007	2008	2007

Interest revenue:
Loans, including fees	$86,409	$121,248	$385,959	$482,333
Investment securities:
Taxable	18,640	18,296	74,405	64,377
Tax exempt	324	405	1,464	1,718
Federal funds sold, commercial paper and deposits in banks	2,508	336	2,880	608

Total interest revenue	107,881	140,285	464,708	549,036

Interest expense:
Deposits:
NOW	6,045	10,999	28,626	45,142
Money market	3,124	4,314	10,643	15,396
Savings	204	417	764	1,653
Time	41,512	40,934	158,268	167,400

Total deposit interest expense	50,885	56,664	198,301	229,591
Federal funds purchased, repurchase agreements and other short-term borrowings	445	6,010	7,699	16,236
Federal Home Loan Bank advances	2,358	6,275	13,026	22,013
Long-term debt	2,873	2,089	9,239	8,594

Total interest expense	56,561	71,038	228,265	276,434

Net interest revenue	51,320	69,247	236,443	272,602
Provision for loan losses	85,000	29,500	184,000	55,600

Net interest (loss) revenue after provision for loan losses	(33,680)	39,747	52,443	217,002

Fee revenue:
Service charges and fees	7,742	8,350	31,683	31,433
Mortgage loan and other related fees	1,528	1,720	7,103	8,537
Consulting fees	1,260	2,577	7,046	8,946
Brokerage fees	645	1,064	3,457	4,095
Securities gains, net	838	1,364	1,315	3,182
Losses on prepayment of borrowings	(2,714)	(1,078)	(2,714)	(2,242)
Other	1,419	2,103	5,251	8,700

Total fee revenue	10,718	16,100	53,141	62,651

Total revenue	(22,962)	55,847	105,584	279,653

Operating expenses:
Salaries and employee benefits	24,441	27,116	110,574	115,153
Communications and equipment	3,897	3,890	15,490	15,483
Occupancy	3,663	3,489	14,988	13,613
Advertising and public relations	1,358	1,873	6,117	7,524
Postage, printing and supplies	1,763	1,546	6,296	6,365
Professional fees	2,313	1,809	7,509	7,218
Foreclosed property	5,238	3,850	19,110	4,980
FDIC assessments and other regulatory charges	1,980	1,101	6,020	2,780
Amortization of intangibles	745	771	3,009	2,739
Other	7,041	3,891	17,586	14,206

Total operating expenses	52,439	49,336	206,699	190,061

(Loss) income before income taxes	(75,401)	6,511	(101,115)	89,592
Income tax (benefit) expense	(28,654)	2,310	(37,665)	31,599

Net (loss) income	(46,747)	4,201	(63,450)	57,993
Preferred stock dividends	712	4	724	18

Net (loss) income available to common shareholders	$(47,459)	$4,197	$(64,174)	$57,975

(Loss) earnings per common share:
Basic	$(.99)	$.09	$(1.35)	$1.26
Diluted	(.99)	.09	(1.35)	1.24
Cash dividends per common share	.00	.09	.18	.36
Stock dividends per common share	.09	.00	.18	.00
Weighted average common shares outstanding:
Basic	47,844	47,273	47,369	45,948
Diluted	47,844	47,652	47,369	46,593

UNITED COMMUNITY BANKS, INC.
Consolidated Balance Sheet

	December 31,	December 31,
(in thousands, except share and per share data)	2008	2007
	(unaudited)	(unaudited)
ASSETS

Cash and due from banks	$116,395	$157,549
Interest-bearing deposits in banks	8,417	62,074
Federal funds sold, commercial paper and short-term investments	368,609	—

Cash and cash equivalents	493,421	219,623

Securities available for sale	1,617,187	1,356,846
Mortgage loans held for sale	20,334	28,004
Loans, net of unearned income	5,704,861	5,929,263
Less allowance for loan losses	122,271	89,423

Loans, net	5,582,590	5,839,840

Premises and equipment, net	179,160	180,088
Accrued interest receivable	46,088	62,828
Goodwill and other intangible assets	321,798	325,305
Other assets	260,187	194,768

Total assets	$8,520,765	$8,207,302

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Demand	$654,036	$700,941
NOW	1,543,385	1,474,818
Money market	466,750	452,917
Savings	170,275	186,392
Time:
Less than $100,000	1,953,235	1,573,604
Greater than $100,000	1,422,974	1,364,763
Brokered	792,969	322,516

Total deposits	7,003,624	6,075,951

Federal funds purchased, repurchase agreements, and other short-term borrowings	108,411	638,462
Federal Home Loan Bank advances	235,321	519,782
Long-term debt	150,986	107,996
Accrued expenses and other liabilities	33,041	33,209

Total liabilities	7,531,383	7,375,400

Shareholders’ equity:
Preferred stock, $1 par value; 10,000,000 shares authorized;
Series A; $10 stated value; 25,800 and 25,800 shares issued and outstanding	258	258
Series B; $1,000 stated value; 180,000 shares issued and outstanding at December 31, 2008	173,180	—
Common stock, $1 par value; 100,000,000 shares authorized; 48,809,301 and 48,809,301 shares issued	48,809	48,809
Common stock issuable; 129,304 and 73,250 shares	2,908	2,100
Capital surplus	460,708	462,881
Retained earnings	265,405	347,391
Treasury stock; 799,892 and 1,905,921 shares, at cost	(16,465)	(43,798)
Accumulated other comprehensive income	54,579	14,261

Total shareholders’ equity	989,382	831,902

Total liabilities and shareholders’ equity	$8,520,765	$8,207,302

UNITED COMMUNITY BANKS, INC.
Average Consolidated Balance Sheets and Net Interest Analysis
For the Three Months Ended December 31,

	2008			2007
	Average		Avg.	Average		Avg.
(dollars in thousands, taxable equivalent)	Balance	Interest	Rate	Balance	Interest	Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (1)(2)	$5,784,139	$86,530	5.95%	$5,940,230	$121,161	8.09%
Taxable securities (3)	1,478,427	18,640	5.04	1,366,507	18,296	5.36
Tax-exempt securities (1)(3)	30,381	530	6.98	38,289	666	6.96
Federal funds sold and other interest-earning assets	369,589	2,734	2.96	79,966	645	3.23

Total interest-earning assets	7,662,536	108,434	5.64	7,424,992	140,768	7.53

Non-interest-earning assets:
Allowance for loan losses	(109,956)			(89,797)
Cash and due from banks	116,463			147,500
Premises and equipment	179,807			177,445
Other assets (3)	600,247			549,980

Total assets	$8,449,097			$8,210,120

Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW	$1,534,370	$6,045	1.57	$1,491,091	$10,999	2.93
Money market	424,940	3,124	2.92	483,289	4,314	3.54
Savings	174,186	204	.47	191,133	417	.87
Time less than $100,000	1,916,811	18,524	3.84	1,583,989	19,392	4.86
Time greater than $100,000	1,448,818	14,558	4.00	1,362,812	17,467	5.08
Brokered	818,100	8,430	4.10	322,963	4,075	5.01

Total interest-bearing deposits	6,317,225	50,885	3.20	5,435,277	56,664	4.14

Federal funds purchased and other borrowings	109,712	445	1.61	466,408	6,010	5.11
Federal Home Loan Bank advances	284,860	2,358	3.29	531,196	6,275	4.69
Long-term debt	146,746	2,873	7.79	143,814	2,089	5.76

Total borrowed funds	541,318	5,676	4.17	1,141,418	14,374	5.00

Total interest-bearing liabilities	6,858,543	56,561	3.28	6,576,695	71,038	4.29

Non-interest-bearing liabilities:
Non-interest-bearing deposits	665,004			716,199
Other liabilities	73,594			80,031

Total liabilities	7,597,141			7,372,925
Shareholders’ equity	851,956			837,195

Total liabilities and shareholders’ equity	$8,449,097			$8,210,120

Net interest revenue		$51,873			$69,730

Net interest-rate spread			2.36%			3.24%

Net interest margin (4)			2.70%			3.73%

(1)
Interest revenue on tax-exempt securities and loans has been increased to reflect comparable interest on taxable securities and loans. The rate used was 39%, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.

(2)	Included in the average balance of loans outstanding are loans where the accrual of interest has been discontinued.

(3)	Securities available for sale are shown at amortized cost. Pretax unrealized losses of $3.6 million in 2008 and $799 thousand in 2007 are included in other assets for purposes of this presentation.

(4)	Net interest margin is taxable equivalent net-interest revenue divided by average interest-earning assets.

UNITED COMMUNITY BANKS, INC.
Average Consolidated Balance Sheets and Net Interest Analysis
For the Twelve Months Ended December 31,

	2008			2007
	Average		Avg.	Average		Avg.
(dollars in thousands, taxable equivalent)	Balance	Interest	Rate	Balance	Interest	Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (1)(2)	$5,890,889	$386,132	6.55%	$5,734,608	$481,590	8.40%
Taxable securities (3)	1,455,206	74,405	5.11	1,236,595	64,377	5.21
Tax-exempt securities (1)(3)	33,830	2,406	7.11	41,340	2,826	6.84
Federal funds sold and other interest-earning assets	124,261	4,026	3.24	58,357	2,124	3.64

Total interest-earning assets	7,504,186	466,969	6.22	7,070,900	550,917	7.79

Non-interest-earning assets:
Allowance for loan losses	(97,385)			(81,378)
Cash and due from banks	131,778			135,021
Premises and equipment	180,857			164,153
Other assets (3)	579,894			441,834

Total assets	$8,299,330			$7,730,530

Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW	$1,491,419	$28,626	1.92	$1,406,655	$45,142	3.21
Money market	426,988	10,643	2.49	399,838	15,396	3.85
Savings	182,067	764	.42	188,560	1,653	.88
Time less than $100,000	1,724,036	71,844	4.17	1,619,332	79,317	4.90
Time greater than $100,000	1,457,397	62,888	4.32	1,377,915	71,467	5.19
Brokered	565,111	23,536	4.16	337,323	16,616	4.93

Total interest-bearing deposits	5,847,018	198,301	3.39	5,329,623	229,591	4.31

Federal funds purchased and other borrowings	324,634	7,699	2.37	308,372	16,236	5.27
Federal Home Loan Bank advances	410,605	13,026	3.17	455,620	22,013	4.83
Long-term debt	120,442	9,239	7.67	122,555	8,594	7.01

Total borrowed funds	855,681	29,964	3.50	886,547	46,843	5.28

Total interest-bearing liabilities	6,702,699	228,265	3.41	6,216,170	276,434	4.45

Non-interest-bearing liabilities:
Non-interest-bearing deposits	677,439			699,002
Other liabilities	68,766			72,587

Total liabilities	7,448,904			6,987,759
Shareholders’ equity	850,426			742,771

Total liabilities and shareholders’ equity	$8,299,330			$7,730,530

Net interest revenue		$238,704			$274,483

Net interest-rate spread			2.81%			3.34%

Net interest margin (4)			3.18%			3.88%

(1)
Interest revenue on tax-exempt securities and loans has been increased to reflect comparable interest on taxable securities and loans. The rate used was 39%, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.

(2)	Included in the average balance of loans outstanding are loans where the accrual of interest has been discontinued.

(3)
Securities available for sale are shown at amortized cost. Pretax unrealized gains of $3.3 million in 2008 and pretax unrealized losses of $8.1 million in 2007 are included in other assets for purposes of this presentation.

(4)	Net interest margin is taxable equivalent net-interest revenue divided by average interest-earning assets.